JUNE 20, 2024
SUPPLEMENT TO THE:
HARTFORD SUSTAINABLE INCOME ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2023, AS SUPPLEMENTED TO DATE
IMPORTANT NOTICE REGARDING CHANGE IN NAME, INVESTMENT OBJECTIVE, AND INVESTMENT POLICY
This Supplement contains new and additional information regarding Hartford Sustainable Income ETF and should be read in connection with your Summary Prospectus.
Effective on September 30, 2024 (“Effective Date”), the name, investment objective, principal investment strategy, and contractual management fee rate of the Hartford Sustainable Income ETF (the “Fund”) will change, as described below. As a result of the changes to the principal investment strategy, the Fund’s non-fundamental policy to invest at least 80% of its assets in securities of issuers that the sub-adviser determines fit into its sustainability framework will be removed. Accordingly, the following changes are being made to the above referenced Summary Prospectus on the Effective Date:
(1) The Fund’s name will change to Hartford Strategic Income ETF. As a result, references to Hartford Sustainable Income ETF in the above referenced Summary Prospectus are deleted and replaced with Hartford Strategic Income ETF (formerly, Hartford Sustainable Income ETF).
(2) Under the heading “Investment Objective” in the above referenced Summary Prospectus, the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:
INVESTMENT OBJECTIVE. The Fund seeks to provide current income and long-term total return.
(3) Under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the section entitled “Principal Investment Strategy” is deleted in its entirety and replaced with the following:
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing primarily in domestic and foreign debt securities that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering total return. The Fund normally invests in non-investment grade debt securities (also known as “junk bonds”) and highly rated securities. The foreign debt securities in which the Fund invests include securities of emerging market issuers. The Fund may invest in various types of debt securities, including, but not limited to, corporate bonds; debt securities issued by foreign governments; U.S. government and agency securities; bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans; and securitized debt (such as mortgage-related and asset-backed securities, including collateralized loan obligations). The Fund may use derivatives including futures contracts, swaps, options and forward foreign currency contracts, to manage portfolio risk, for efficient replication of securities the Fund could buy or for other investment purposes. The Fund seeks to be diversified across sectors, although the Fund is not required to invest in all sectors at all times and may invest 100% of its net assets in one sector if conditions warrant. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including securities acquired or sold in the “to be announced” (TBA) market. The Fund may invest in certain restricted securities, such as securities that are only eligible for resale pursuant to Rule 144A, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. The Fund may trade securities actively and may invest in debt securities of any maturity or duration. There is no limit on the average maturity of the Fund’s portfolio. The portfolio managers may allocate a portion of the Fund’s assets to specialists within Wellington Management who drive individual sector and security selection strategies.
(4) Under the heading “Principal Risks” in the above referenced Summary Prospectus, “Sustainable Investing Risk” is deleted in its entirety and the following risks are added after “Mortgage-Related and Asset-Backed Securities Risk”:
Collateralized Loan Obligations Risk –  Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Event Risk –  Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Currency Risk –  The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
(5) Under the heading “Past Performance” in the above referenced Summary Prospectus, the following disclosure is added:
The returns reflect the Fund’s performance when it pursued a different investment objective and principal investment strategy prior to September 30, 2024.
To implement the change in investment strategy, it is expected that the Fund will sell some portion of the portfolio securities that it currently holds and purchase securities selected by the sub-adviser in accordance with the revised investment strategy. As with any disposition of portfolio securities, these transactions may result in transaction costs and may cause the Fund to realize capital gains, which may increase capital gain distributions to shareholders. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment in the Fund.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7670ETF
June 2024